                                                                    EXHIBIT 99.1


           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

      On February 21, 2002, Schuler Homes, Inc. merged with and into D.R. Horton, Inc., with D.R. Horton the surviving corporation. The total merger consideration consisted of the issuance of 20,079,532 shares of D.R. Horton common stock, valued at $30.93 per share (the average closing price of D.R. Horton common stock for a period of ten trading days from December 4, 2001 to December 17, 2001); the payment of $168.7 million in cash; the assumption of $802.2 million of Schuler's debt, $238.2 million of which was paid at closing; the assumption of trade payables and other liabilities amounting to $200.0 million; and the assumption of $10.8 million of obligations to the Schuler entities' minority interest holders. The intrinsic value of unvested stock options issued to Schuler employees was $7.8 million and was recorded as unearned compensation. The unearned compensation is being amortized over the remaining vesting period of the stock options. The number of shares included in the total merger consideration does not reflect the three-for-two stock split, effected as a 50% stock dividend, paid on April 9, 2002 to stockholders of record on March 26, 2002.

      The merger was treated as a purchase of Schuler by D.R. Horton for accounting purposes. Under this method, Schuler assets acquired and liabilities assumed were recorded on D.R. Horton's balance sheet at their fair values as of February 21, 2002. Schuler's results of operations from February 22, 2002 to March 31, 2002 were included in D.R. Horton's results of operations for the six months ended March 31, 2002.

      The following unaudited pro forma combined condensed statements of income give effect to the merger and reflect the operations of D.R. Horton and Schuler for the six months ended March 31, 2002 and the year ended September 30, 2001. The unaudited pro forma combined condensed statement of income for the six months ended March 31, 2002 assumes the merger occurred on October 1, 2001. The unaudited pro forma combined condensed statement of income for the year ended September 30, 2001 assumes the merger occurred on October 1, 2000.

      The financial information about D.R. Horton and Schuler for the six months ended March 31, 2002 has been derived from the D.R. Horton and Schuler unaudited financial statements contained in the Quarterly Report of D.R. Horton, Inc. on Form 10-Q filed May 15, 2002 and in the Quarterly Report of Schuler Homes, Inc. on Form 10-Q filed February 14, 2002, and the Schuler unaudited statement of income for the period from January 1, 2002 to February 21, 2002. The historical financial information about D.R. Horton and Schuler for the year ended September 30, 2001 has been derived from the D.R. Horton and Schuler (and its predecessor) audited and unaudited financial statements. The unaudited pro forma combined condensed statements of income should be read in conjunction with the accompanying notes and the historical consolidated financial statements of D.R. Horton and Schuler.

      The unaudited pro forma combined condensed statements of income have been included for comparative purposes only. As further discussed in the accompanying notes, the unaudited pro forma combined condensed statements of income do not purport to show what the operating results would have been if the merger had been consummated as of the dates indicated and should not be construed as representative of future operating results.

                                D.R. HORTON, INC.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED MARCH 31, 2002



                                                                            PRE-ACQUISITION                          PRO FORMA
                                                             D.R. HORTON        SCHULER        ADJUSTMENTS           COMBINED
                                                             ------------   ---------------    ------------         ------------
                                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

HOMEBUILDING:

Revenues                                                     $  2,711,168     $    575,002     $         --         $  3,286,170
Cost of sales                                                   2,201,850          451,952              728B(1)        2,662,016
                                                                                                      7,486B(2)
                                                             ------------     ------------     ------------         ------------

Gross profit                                                      509,318          123,050           (8,214)             624,154

Selling, general & administrative expense                         267,911           69,996            1,621B(3)          338,778
                                                                                                       (750)B(4)
Interest expense                                                    3,759              960                                 4,719
Other expense (income)                                                146           (1,560)              --               (1,414)
                                                             ------------     ------------     ------------         ------------

                                                                  237,502           53,654           (9,085)             282,071
                                                             ------------     ------------     ------------         ------------

FINANCIAL SERVICES:
Revenues                                                           48,787               --               --               48,787
Selling, general & administrative expense                          30,041               --               --               30,041
Interest expense                                                    2,335               --               --                2,335
Other (income)                                                     (5,862)              --               --               (5,862)
                                                             ------------     ------------     ------------         ------------

                                                                   22,273               --               --               22,273
                                                             ------------     ------------     ------------         ------------

Income before income taxes                                        259,775           53,654           (9,085)             304,344
Income taxes                                                       97,416           21,126           (3,407)B(5)         115,135
                                                             ------------     ------------     ------------         ------------

Net income                                                   $    162,359     $     32,528     $     (5,678)        $    189,209
                                                             ============     ============     ============         ============


Net income per common share:
         Basic                                               $       1.33              N/A               --         $       1.30
         Diluted                                             $       1.26              N/A               --         $       1.24
                                                             ============     ============     ============         ============

Cash dividends per common share                              $       0.11              N/A               --C        $       0.11
                                                             ============     ============     ============         ============
Weighted average number of common
   shares outstanding:
         Basic                                                    122,095              N/A           23,831D             145,926
         Diluted                                                  129,415              N/A           24,056D             153,471
                                                             ============     ============     ============         ============

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001


                                                                           COMBINED PRO
                                                                              FORMA                                    PRO FORMA
                                                        D.R. HORTON         SCHULER (E)          ADJUSTMENTS           COMBINED
                                                      ---------------      ---------------      ---------------     ---------------
                                                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
HOMEBUILDING:
Revenues                                              $     4,383,552      $     1,540,818      $            --     $     5,924,370
Cost of sales                                               3,527,142            1,207,165                1,294B(1)       4,755,339
                                                                                                         19,738B(2)
                                                      ---------------      ---------------      ---------------     ---------------

Gross profit                                                  856,410              333,653              (21,032)          1,169,031

Selling, general & administrative expense                     432,013              159,450                2,847B(3)         592,095
                                                                                                         (1,500)B(4)
                                                                                                           (715)B(6)
Interest expense                                                8,809                6,856                  302B(1)          15,967
Other expense (income)                                         34,747               13,985                   --              48,732
                                                      ---------------      ---------------      ---------------     ---------------

                                                              380,841              153,362              (21,966)            512,237
                                                      ---------------      ---------------      ---------------     ---------------

FINANCIAL SERVICES:
Revenues                                                       71,962                   --                   --              71,962
Selling, general & administrative expense                      47,387                   --                   --              47,387
Interest expense                                                5,288                   --                   --               5,288
Other (income)                                                 (7,669)                  --                   --              (7,669)
                                                      ---------------      ---------------      ---------------     ---------------

                                                               26,956                   --                   --              26,956
                                                      ---------------      ---------------      ---------------     ---------------

Income before income taxes and cumulative
     effect of change in accounting principle                 407,797              153,362              (21,966)            539,193
Income taxes                                                  152,924               61,204               (8,325)B(5)        205,803
                                                      ---------------      ---------------      ---------------     ---------------

Income before cumulative effect of change
     in accounting principle                          $       254,873      $        92,158      $       (13,641)    $       333,390
                                                      ===============      ===============      ===============     ===============

Income before cumulative effect of change
     accounting principle per common share:
         Basic                                        $          2.25                  N/A                   --     $          2.32
         Diluted                                      $          2.21                  N/A                   --     $          2.29
                                                      ===============      ===============      ===============     ===============

Cash dividends per common share                       $          0.19                  N/A                   --C    $          0.19
                                                      ===============      ===============      ===============     ===============

Weighted average number of common
     shares outstanding:
         Basic                                                113,515                  N/A               30,119D            143,634
         Diluted                                              115,430                  N/A               30,284D            145,714
                                                      ===============      ===============      ===============     ===============

                                D.R. HORTON, INC.

                      NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED STATEMENTS OF INCOME


NOTE A. BASIS OF PRESENTATION

         The unaudited pro forma combined condensed statements of income reflect the combined results of operations of D.R. Horton and Schuler for the six months ended March 31, 2002, assuming that the merger had taken place on October 1, 2001, and for the year ended September 30, 2001, assuming that the merger had taken place on October 1, 2000.

         Under accounting principles generally accepted in the United States, the merger of Schuler into D.R. Horton was accounted for under the purchase method of accounting. Accordingly, the purchase price was allocated to the Schuler assets acquired and liabilities assumed based on their respective fair values, with the excess allocated to goodwill.

         On October 1, 2001, D.R. Horton adopted Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets." In accordance with SFAS No. 142, goodwill is no longer amortized but is subject to periodic review for impairment, and as such, no pro forma adjustment for amortization of the goodwill resulting from the merger is presented in the unaudited pro forma combined condensed statements of income. Other identifiable intangibles are insignificant.

         In March 2002, the Company's Board of Directors declared a three-for-two stock split (effected as a 50% stock dividend), payable on April 9, 2002 to common stockholders of record on March 26, 2002. All D. R. Horton share amounts presented have been restated to reflect the effects of the three-for-two stock split.

                                D.R. HORTON, INC.

                      NOTES TO UNAUDITED PRO FORMA COMBINED
                  CONDENSED STATEMENTS OF INCOME - (CONTINUED)

NOTE B. PRO FORMA ADJUSTMENTS

         The following adjustments are included in the unaudited pro forma combined condensed statements of income for the six months ended March 31, 2002, and for the year ended September 30, 2001.

         (1) Represents the pro forma six-month and twelve-month impact of additional interest costs assumed to have been incurred to finance the cash portion of the merger consideration and other merger costs, at a 3.5% marginal interest rate, which approximates D.R. Horton's current floating rate on its revolving line of credit. Most of such assumed additional interest costs were assumed to have been capitalized in inventory and a portion thereof subsequently amortized to cost of sales. Those assumed additional interest costs that were not capitalized in inventory were expensed.

         (2) Represents the pro forma effect on results of operations related to the recording of the Schuler inventory acquired at its February 21, 2002 fair value on D.R. Horton's balance sheet as of the respective assumed dates of the merger.

         (3) Represents the effect of the issuance of options to purchase approximately 791,000 (split adjusted) shares of D.R. Horton common stock to Schuler employees to replace outstanding Schuler stock options. The fair value of the D.R. Horton stock options issued was $10.4 million and was recorded as additional capital. The intrinsic value of the unvested options issued was $7.8 million and was recorded as unearned compensation. The unearned compensation is being amortized over the remaining vesting period of the stock options. The estimated incremental compensation expense related thereto for the six months and twelve months following the respective assumed dates of the merger is $1,621,000 and $2,847,000, respectively.

         (4) Represents the estimated savings in compensation expense that would have occurred during the six months and twelve months following the respective assumed dates of the merger, related to D.R. Horton employment agreements with two members of Schuler management, as described in the Joint Proxy Statement/Prospectus of D.R. Horton and Schuler, dated January 17, 2002, filed with the Securities and Exchange Commission.

         (5) Represents the net effect on income tax expense of the pro forma adjustments, calculated using the pro forma combined incremental income tax rate of 37.5% for the six months ended March 31, 2002, and 37.9% for the year ended September 30, 2001.

         (6) Represents the elimination of the goodwill amortization expense included in the Combined Pro Forma Schuler statement of income for the year ended September 30, 2001, as all of Schuler's prior goodwill balances were eliminated in the merger with D.R. Horton.

NOTE C. DIVIDENDS

         The pro forma combined cash dividends per common share are not necessarily indicative of dividends to be paid to holders of D.R. Horton common stock in future periods. Future dividends will be determined by the D.R. Horton board of directors based on the earnings and financial condition of D.R. Horton and its subsidiaries, as well as other factors.

                                D.R. HORTON, INC.

          NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                   AND UNAUDITED PRO FORMA COMBINED CONDENSED
                       STATEMENTS OF INCOME - (CONTINUED)


NOTE D. PRO FORMA WEIGHTED AVERAGE NUMBER OF SHARES AND NET INCOME PER SHARE

         The pro forma combined basic net income per share for the six months ended March 31, 2002 and for the year ended September 30, 2001 is based on the weighted average number of shares of D.R. Horton common stock outstanding for the six months ended March 31, 2002 and the year ended September 30, 2001, assuming the issuance of 30,119,298 (split adjusted) shares of D.R. Horton common stock on October 1, 2001 for the six months ending March 31, 2002, and on October 1, 2000, for the year ended September 30, 2001.

         The pro forma combined diluted net income per share for the six months ended March 31, 2002 and the year ended September 30, 2001 is based on the weighted average number of shares of D.R. Horton common stock outstanding during the six months ended March 31, 2002 and the year ended September 30, 2001, adjusted for the effects of dilutive securities outstanding, plus the 30,119,298 (split adjusted) shares of D.R. Horton common stock issued in the merger and the dilutive effect of D.R. Horton stock options issued in the merger. Options to purchase approximately 791,000 (split adjusted) shares of D.R. Horton common stock were issued in the merger, which resulted in an incremental dilutive effect of 284,000 (split adjusted) shares for the six months ended March 31, 2002, and 165,000 (split adjusted) shares for the year ended September 30, 2001.

NOTE E. COMBINED PRO FORMA SCHULER

         Schuler was formed in April 2001 when Schuler Residential combined with Western Pacific Housing. Schuler Residential is the predecessor of Schuler. Therefore, the Schuler statement of income for the year ended September 30, 2001 is presented on a pro forma combined basis to include the combined operations of Schuler, Schuler Residential and Western Pacific for the year ended September 30, 2001 assuming that the combination had taken place on October 1, 2000. Following are the historical statements of income of Schuler, Schuler Residential and Western Pacific and the pro forma adjustments which comprise the combined pro forma Schuler statement of income for the year ended September 30, 2001.

                                D.R. HORTON, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   COMBINED STATEMENTS OF INCOME - (CONTINUED)


                                                                                                     SIX MONTHS
                                                                                                        ENDED          YEAR ENDED
                                                                                                    SEPTEMBER 30,     SEPTEMBER 30,
                                              SIX MONTHS ENDED MARCH 31, 2001                           2001              2001
                                 ----------------------------------------------------------------   -------------     ------------
                                                                                      PRO FORMA                        PRO FORMA
                                   SCHULER         WESTERN        PRO FORMA           COMBINED                          COMBINED
                                 RESIDENTIAL       PACIFIC       ADJUSTMENTS           SCHULER        SCHULER           SCHULER
                                 ------------    ------------    ------------        ------------    ------------     ------------
                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues ....................    $    298,807    $    543,190    $         --        $    841,997    $    698,821     $  1,540,818
Cost of sales ...............         226,305         424,088              --             650,393         556,772        1,207,165
                                 ------------    ------------    ------------        ------------    ------------     ------------
Gross profit ................          72,502         119,102              --             191,604         142,049          333,653
Selling, general &
  administrative expense ....          35,417          48,943          (4,207)(a)          80,153          79,297          159,450
Interest expense ............           3,316              --              --               3,316           3,540            6,856
Other expense ...............             704          14,003              --              14,707            (722)          13,985
                                 ------------    ------------    ------------        ------------    ------------     ------------
Income before income
  taxes .....................          33,065          56,156           4,207              93,428          59,934          153,362
Income taxes ................          12,785              --          24,580(b)           37,365          23,839           61,204
                                 ------------    ------------    ------------        ------------    ------------     ------------
Net income ..................    $     20,280    $     56,156    $    (20,373)       $     56,063    $     36,095     $     92,158
                                 ============    ============    ============        ============    ============     ============
Net income per common
  share:
      Basic .................    $       1.01             N/A              --        $       1.39    $       0.89     $       2.28
      Diluted ...............    $       0.93             N/A              --        $       1.33    $       0.86     $       2.18
                                 ============    ============    ============        ============    ============     ============
Cash dividends per
   common share .............              --             N/A              --                  --              --               --
                                 ============    ============    ============        ============    ============     ============
Weighted average number
   of common shares
   outstanding:
      Basic .................          20,114             N/A          20,166(c)           40,280          40,517           40,399
      Diluted ...............          22,972             N/A          20,166(c)           43,138          43,209           43,174
                                 ============    ============    ============        ============    ============     ============



(a) Represents the exclusion of a non-cash charge for compensation expense recognized in conjunction with equity interests granted to Western Pacific executives related to the combination with Schuler Residential. This charge is a nonrecurring item and is not indicative of future operating results.

(b) Represents the pro forma effect on the combined provision for income taxes resulting from the operations of Western Pacific and Schuler Residential for the six months ended March 31, 2001 and the other pro forma adjustment, based on an effective tax rate of 40.7%. Prior to its combination with Schuler Residential, Western Pacific was operated through a series of partnerships and was not subject to taxation at the entity level.

(c) Represents the issuance of 20,166,000 Schuler shares of Class B common stock in the Western Pacific/Schuler Residential combination, assuming such shares were outstanding beginning on October 1, 2000.